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                                                                    Exhibit 3.99

[GRAPHIC OMITTED
STATE SEAL OF MINNESOTA]

                          MINNESOTA SECRETARY OF STATE

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                  CHAPTER 322A
DIRECTIONS:
1.   Type or print in dark black ink.
2.   Please complete all parts. Use additional sheets if needed.
3.   Filing fee: $100.00 ($50.00 filing fee plus $50.00 initial fee).
4.   Make check payable to the "Secretary of State"
     (YOUR CANCELED CHECK IS YOUR RECEIPT)
                                180 State Office Building
                                100 Rev Dr. Martin Luther King Jr. Blvd.
                                St. Paul, MN 55155

The undersigned partner(s) desire to form a limited partnership under Minnesota Statutes, Chapter 322A (known as the Uniform Limited Partnership Act) and adopt the following:

NOTE: This form is intended merely as a guide in the formation of a Minnesota limited partnership under Minnesota Statutes Chapter 322A. It is not intended to cover all situations anticipated by that statute.

     If this form does not meet the specific needs and requirements of the limited partnership being formed, the partners should draft a certificate specifically listing the modifications or denials of each provision to which they wish to be subject, or from which they wish to be exempt.

                                    ARTICLE I
                           NAME OF LIMITED PARTNERSHIP

The name* of this limited partnership is:


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 *Must contain the unabbreviated words "limited partnership" or the initials 1P"

                                   ARTICLE II
                  ADDRESS OF RECORDS: NAME AND ADDRESS OF AGENT

The office address where records are to be maintained is:


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Street address                 City, State, Zip                   County



The name and address of the agent for service of process is:



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Name                    Street address               City        State Zip

                                   ARTICLE III
                                GENERAL PARTNERS
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Name                                     | Name
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Address                                  | Address
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City, State, Zip                         | City, State, Zip
                                         |
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Name                                     | Name
                                         |
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Address                                  | Address
                                         |
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City, State, Zip                         | City, State, Zip
                                         |
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                                   ARTICLE IV
                                   DISSOLUTION

Describe the latest date upon which the limited partnership is to dissolve:

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     I certify that I am authorized to execute this certificate and I further certify that I understand that by signing this certificate, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this certificate under oath.

Date: _____________________________  Signed:____________________________________
                                                      General Partner

All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.

This document can be made available in alternative formats, such as large print, Braille or audio tape, by calling (651)296-2803/Voice. For TTY communication, contact Minnesota Relay Service at 1-800-627-3529 and ask them to place a call to (651)296-2803. The Secretary of State's Office does not discriminate on the basis of race, creed, color, sex, sexual orientation, national origin, age, marital status, disability, religion, reliance on public assistance or political opinions or affiliations in employment or the provision of services.